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                                                                    Exhibit 21.1

                  THE LUBRIZOL CORPORATION AND ITS SUBSIDIARIES
                             AS OF FEBRUARY 15, 2005

                                                                           COUNTRY OR STATE OF
NAME                                                                          INCORPORATION
----                                                                          -------------
FCC Acquisition Corp.                                                      USA - Delaware
Lubrizol Enterprises, Inc.                                                 USA - Delaware
Lubrizol Holding Inc.                                                      USA - Delaware
Lubrizol Overseas Trading Corporation                                      USA - Delaware
LZ Holding Corporation                                                     USA - Delaware
MPP Pipeline Corporation                                                   USA - Delaware
Noveon China, Inc.                                                         USA - Delaware
Noveon Diamalt, Inc.                                                       USA - Delaware
Noveon FCC, Inc.                                                           USA - Delaware
Noveon Hilton Davis, Inc.                                                  USA - Delaware
Noveon Holding Corporation                                                 USA - Delaware
Noveon, Inc.                                                               USA - Delaware
Noveon International, Inc.                                                 USA - Delaware
Noveon Investments, LLC                                                    USA - Delaware
Noveon Textile Chemicals, Inc.                                             USA - Delaware
Performance Materials I Inc.                                               USA - Delaware
Performance Materials II LLC                                               USA - Delaware
Lubrizol Performance Systems Inc.                                          USA - Georgia
Carroll Scientific, Inc.                                                   USA - Illinois
Noveon IP Holdings Corp.                                                   USA - Illinois
CPI Engineering Services, Inc.                                             USA - Michigan
Engine Control Systems Ltd.                                                USA - Nevada
Gateway Additive Company                                                   USA - Nevada
Lubrizol Inter-Americas Corporation                                        USA - Nevada
Lubrizol International Management Corporation                              USA - Nevada
1500 West Elizabeth Corporation                                            USA - New Jersey
Cosmetochem U.S.A., Inc.                                                   USA - New Jersey
Lubricant Investments, Inc.                                                USA - Ohio
Lubrizol Foam Control Additives, Inc.                                      USA - South Carolina
Noveon Kalama, Inc.                                                        USA - Washington

Lubrizol Gesellschaft m.b.H.                                                    Austria
Lubrizol Belgium BVBA                                                           Belgium
Lubrizol DRC Belgium NV/SA                                                      Belgium
Noveon Europe BVBA                                                              Belgium
Noveon Europe Coordination Center BVBA                                          Belgium
Noveon Realty Europe BVBA                                                       Belgium
Performance Materials (Bermuda) Ltd.                                            Bermuda
Lubrizol do Brasil Aditivos Ltda.                                                Brazil
Noveon Brasil Ltda.                                                              Brazil

                  THE LUBRIZOL CORPORATION AND ITS SUBSIDIARIES
                             AS OF FEBRUARY 15, 2005

                                                               COUNTRY OR STATE OF
NAME                                                              INCORPORATION
----                                                              -------------
Lubrizol Canada Limited                                               Canada
Noveon Canada, Inc.                                                   Canada
Noveon Chemicals Canada Co.                                           Canada
Lubrizol International, Inc.                                      Cayman Islands
Lubrizol de Chile Limitada                                             Chile
Lanzhou Lubrizol Lanlian Additive Co. Ltd.                  People's Republic of China
Lubrizol (Shanghai) Fluid Technology Co., Ltd.              People's Republic of China
Noveon Consulting (Shanghai) Co., Ltd.                      People's Republic of China
Noveon (Shanghai) Co., Ltd.                                 People's Republic of China
Noveon (Shanghai) Specialty Polymers Co., Ltd.              People's Republic of China
Noveon Specialty Chemicals (Shanghai) Limited               People's Republic of China
Shanghai Lubrizol International Trading Co., Ltd.           People's Republic of China
Sino-U.S. Youli Piping Co., Ltd.                            People's Republic of China
Tianjin Lubrizol - Lanlian Additive Co. Ltd.                People's Republic of China
Lubrizol Adibis Scandinavia A/S                                       Denmark
Gemoplast SA                                                          France
Lubrizol France SAS                                                   France
Noveon France SA                                                      France
Noveon Holdings France SAS                                            France
Freedom Chemical Diamalt Beteiligungs GmbH                           Germany
Lubrizol Deutschland GmbH                                            Germany
Noveon Deutschland GmbH                                              Germany
Noveon Diamalt GmbH & Co. KG                                         Germany
Noveon Holdings Deutschland GmbH                                     Germany
Noveon Pharma GmbH & Co. KG                                          Germany
Noveon Verwaltungs GmbH                                              Germany
Noveon Asia Pacific Limited                                         Hong Kong
Noveon Hong Kong Limited                                            Hong Kong
Indiamalt Private Limited                                             India
Lubrizol India Private Limited                                        India
Noveon Diamalt Private Limited                                        India
Lubrizol Italiana S.p.A.                                              Italy
Noveon Italia S.r.l.                                                  Italy
Lubrizol Japan Limited                                                Japan
Noveon Korea, Inc.                                                    Korea
Noveon Malaysia Sdn. Bhd.                                            Malaysia
Noveon Mauritius Holdings Limited                                   Mauritius
Lubrizol de Mexico Comercial, S. de R.L. de C.V.                      Mexico
Lubrizol Servicios Tecnicos, S. de R.L. de C.V.                       Mexico
Noveon de Mexico, S.A. de C.V.                                        Mexico
Terminal Industrial Apodaca, S. A. de C.V.                            Mexico
Europe Chemical Holdings C.V.                                    The Netherlands
Lubrizol Europe B.V.                                             The Netherlands
Noveon Holland B.V.                                              The Netherlands

                  THE LUBRIZOL CORPORATION AND ITS SUBSIDIARIES
                             AS OF FEBRUARY 15, 2005

                                               COUNTRY OR STATE OF
NAME                                              INCORPORATION
----                                              -------------
Noveon Netherlands B.V.                          The Netherlands
Noveon Resin B.V.                                The Netherlands
Noveon Sales Holland B.V.                        The Netherlands
Lubrizol Transarabian Company Ltd.                Saudi Arabia
Lubrizol Southeast Asia (Pte.) Ltd.                 Singapore
Lubrizol South Africa (Pty) Limited               South Africa
Noveon SA (Proprietary) Ltd.                      South Africa
Lubrizol Espanola, S.A.                               Spain
Noveon Holdings Spain, S.L.                           Spain
Noveon Manufacturing Spain, S.L.                      Spain
Noveon Sales Spain, S.L.                              Spain
Engine Control Systems Europe AB                     Sweden
Lubrizol Sweden AB                                   Sweden
Lubrizol A.G.                                      Switzerland
SNP-Noveon Holding Limited                          Thailand
Specialty Natural Products Co., Ltd.                Thailand
Engine Control Systems Ltd.                      United Kingdom
Lubrizol Adibis Holdings (UK) Limited            United Kingdom
Lubrizol Adibis (UK) Limited                     United Kingdom
Lubrizol Limited                                 United Kingdom
Lubrizol Performance Systems Limited             United Kingdom
Noveon Holdings UK Limited                       United Kingdom
Noveon Manufacturing UK Limited                  United Kingdom
Noveon UK Limited                                United Kingdom
Lubrizol de Venezuela, C.A.                         Venezuela

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